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                                                                  EXECUTION COPY

                                                                   Exhibit 10.20

                                 THIRD AMENDMENT
                        TO REGISTRATION RIGHTS AGREEMENT

     This THIRD AMENDMENT TO REGISTRATION RIGHTS AGREEMENT (the "Third Amendment"), is entered into this 9th day of September, 2003, by and among Nobel Learning Communities, Inc., formerly Nobel Education Dynamics, Inc., a Delaware corporation (the "Company") and the individuals and/or entities that are parties to the Original Agreement (as defined below).

                               B A C K G R O U N D

     WHEREAS, the Company and certain other individuals and/or entities are parties to a Registration Rights Agreement, dated as of August 19, 1994, as amended on February 23, 1996, and as further amended on June 17, 2003 (the "Original Agreement");

     WHEREAS, on the date hereof, the Company and certain investors entered into a Series F Convertible Preferred Stock Purchase Agreement (the "Series F Purchase Agreement"); and

     WHEREAS, in connection with the execution of the Series F Purchase Agreement, the Company and the parties to the Original Agreement desire to amend the Original Agreement as set forth herein.

     NOW, THEREFORE, in order to implement the foregoing and in consideration of the mutual agreements contained herein and the Original Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the other parties hereto, intending to be legally bound hereby, agree as follows:

     1. Section 4(c). Section 4(c) of the Original Agreement is hereby amended and restated in its entirety to read as follows:

     "(c) The Company may not include in any registration statement referred to in this Section 4 any shares of Common Stock to be sold for the account of any person not entitled as of September 9, 2003 to registration rights with respect to such shares. The Company may include in any registration requested pursuant to this Section 4 hereof any shares of Common Stock for sale for its own account or for the account of any other person entitled to "piggy-back" or "incidental rights" as of September 9, 2003, provided that such inclusion shall not affect the number of shares of Restricted Stock that can be sold in the related offering. In connection with an underwritten offering, if the managing underwriter advises the Company in writing that in its opinion the number of shares of Restricted Stock requested by the holders of Restricted Stock to be registered exceeds the number which can be sold in such offering, the Company shall include in such registration statement the number of shares of Restricted Stock that, in the opinion of the managing underwriter, can be sold as follows: (i) first, the Restricted Stock requested to be registered, pro rata among the holders of Restricted Stock that have requested their Restricted Stock to be registered, (ii) second, Common Stock requested to be registered by holders of existing registration rights as of September 9, 2003 and (iii) third, any other

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                                                                  EXECUTION COPY

         Common Stock requested to be included in such registration. Except for registration statements on Form S-4, S-8 or any successor thereto, registration statements registering securities to be issued by the Company to the seller or sellers in connection with an acquisition by the Company and registration statements required to be filed for holders of Common Stock who, as of September 9, 2003, are entitled to "demand" registration rights, the Company will not file with the Commission any other registration statement with respect to its Common Stock, whether for its own account or that of other stockholders, from the date of receipt of a notice from requesting holders pursuant to this Section 4 until the completion of the period of distribution of the registration contemplated thereby."

         2. Section 5. The last sentence of Section 5 of the Original Agreement is hereby amended and restated in its entirety to read as follows:

         "Notwithstanding the provisions of this Section 5, if the registration was initiated by the Company at the request of a person or persons entitled to demand rights as of September 9, 2003, exercising such demand rights, priority in underwriter cutbacks with respect to such registration shall be governed by the provisions of their particular agreement providing for such demand rights, provided that the holders of Restricted Stock that have requested inclusion of their Restricted Stock to be included therein shall have priority over any other persons holding securities requested to be included in such registration."

         3. Sections 5 and 6. In Sections 5 and 6, all references to "June 17, 2003" are deleted and replaced with "September 9, 2003."

         4. Effect of Third Amendment. In all other respects, the Original Agreement, as amended hereby, remains in full force and effect as written.

         5. Counterparts. This Third Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This document may also be delivered by facsimile transmission with the same force and effect as if originally executed copies of this document were delivered to all parties.

         6. Governing Law. This Third Amendment shall be governed by and construed in accordance with the laws of the State of Delaware.

                         [SIGNATURES ON FOLLOWING PAGE]


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                                                                  EXECUTION COPY

     IN WITNESS WHEREOF, the parties hereto have duly executed this Third Amendment to Registration Rights Agreement as of the date first written above.

                                           NOBEL LEARNING COMMUNITIES, INC.

                                           By: /s/ George H. Bernstein
                                               ---------------------------------
                                           Name:  George H. Bernstein
                                           Title: Chief Executive Officer

                                           By: /s/ D. Scott Clegg
                                               ---------------------------------
                                           Name:  D. Scott Clegg
                                           Title: Vice Chairman, President and
                                                  Chief Operating Officer

                                           EDISON VENTURE FUND II, L.P.

                                           By: Edison Partners II, its general
                                               partner


                                               By: /s/ John H. Martinson
                                                   -----------------------------
                                               Name: John Martinson
                                               Title: General Partner